================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 17, 2003
                                                        -----------------


                              CNH RECEIVABLES INC.
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


33-84922, 3-992298, 333-52493,333-82741                   76-0439709
---------------------------------------                   -----------
     (Commission File Number)               (I.R.S. Employer Identification No.)

          100 South Saunders Road Lake Forest, IL         60045
        ----------------------------------------------------------
         (Address of Principal Executive Offices)       (Zip Code)


                                 (847) 735-9200
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events.

         The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit
  No.    Document Description
-----------------------------
20.1     Monthly Servicer Report dated February 17, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CNH RECEIVABLES INC.
                                                 (Registrant)


Dated: February 17, 2003                    By:   /s/ Brian J. O'Keane
                                               ----------------------------
                                                  Brian J. O'Keane
                                                  Assistant Treasurer

                                INDEX TO EXHIBITS


Exhibit   Sequential
  No.     Document Description
-------------------------------
20.1     Monthly Servicer Report dated February 17, 2003.